Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

VERSO PAPER HOLDINGS LLC
VERSO PAPER INC.

Exchange Offer for All Outstanding

11.5% Senior Secured Notes Due 2014
(CUSIP Nos. 92532B AA7 and U9221V AA0)
for new 11.5% Senior Secured Notes Due 2014
that have been registered under the Securities Act of 1933

Pursuant to the Prospectus dated                        , 2010

Registered holders of outstanding 11.5% Senior Secured Notes due 2014 (the “Original Notes”) who wish to tender their Original Notes for a like principal amount of new 11.5% Senior Secured Notes due 2014 (the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), whose Original Notes are not immediately available or who cannot deliver their Original Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wilmington Trust FSB (the “Exchange Agent”) prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See “The Exchange Offer—Procedures for Tendering” in the prospectus dated                         , 2010 of Verso Paper Holdings LLC and Verso Paper Inc. (the “Prospectus”).

The Exchange Agent for the Exchange Offer:

WILMINGTON TRUST FSB

By Mail, Hand or Overnight Delivery:

WILMINGTON TRUST FSB
c/o Wilmington Trust Company
Corporate Capital Markets
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-1626

By Facsimile:

(302) 636-4139

For Information or Confirmation by Telephone:

Sam Hamed
(302) 636-6181

Delivery of this notice of guaranteed delivery to an address other than as set forth above or transmission via facsimile to a number other than as set forth above does not constitute a valid delivery.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

The undersigned hereby tenders for exchange to Verso Paper Holdings LLC and Verso Paper Inc. (the “Issuers”), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on       , 2010, unless extended by the Issuers. The term “Expiration Date” shall mean 5:00 p.m., New York City time, on         , 2010 unless the Exchange Offer is extended as provided in the Prospectus, in which case the term “Expiration Date” shall mean the latest date and time to which the Exchange Offer is extended.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

SIGNATURE

________________________________________________	Date:
________________________________________________	Date:
(Signature(s) of Holder(s) or Authorized Signatory)

Area Code and Telephone Number: (__)____-___________

Name(s):	_________________________________________________________________________________________
_________________________________________________________________________________________
(Please Print)

Capacity (full title), if signing in a fiduciary or representative capacity: __________________________________________
___________________________________________________________________________________________________

Address	________________________________________________________________________________________
________________________________________________________________________________________
________________________________________________________________________________________

Taxpayer Identification or Social Security No.:______________________________________________________________
Principal Amount of Original Notes Tendered: ______________________________________________________________

Certificate Number(s) of Original Notes (if available):_________________________________________________________
Aggregate Principal Amount Represented by Certificate(s):____________________________________________________
IF ORIGINAL NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:
DTC Account Number:_________________________________________________________________________________
Transaction Number:___________________________________________________________________________________

GUARANTEE OF DELIVERY
(Not to be used for signature guarantee)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Original Notes (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent’s account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm:	_____________________________________________________________	Area Code and Telephone No.: (___) ___-__________
_____________________________________________________________
	(Authorized Signature)	Name:	________________________________________
(Please Type or Print)
Address:	_____________________________________________________________
_____________________________________________________________
_____________________________________________________________
	(Zip Code)	Title:	_______________________________________________
		Date:	_______________________________________________

NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ORIGINAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.